UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2016

Airgas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant's telephone number, including area code: (610) 687-5253
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

On February 23, 2016, Airgas, Inc. (the "Company") held a special meeting of the Company's stockholders (the "Special Meeting") to consider and vote upon:

(1)
a proposal to adopt the Agreement and Plan of Merger, dated as of November 17, 2015 (the "Merger Agreement"), by and among the Company, L'Air Liquide, S.A., a société anonyme organized under the laws of France ("Air Liquide"), and AL Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Air Liquide (the "Merger Agreement Proposal");

(2)
a proposal to approve on an advisory (non-binding) basis, specified compensation that may be paid or become payable to Airgas' principal executive officers, principal financial officer and three most highly compensated executive officers other than the principal executive officers and principal financial officer in connection with the merger contemplated by the Merger Agreement (the "Compensation Proposal"); and

(3)
a proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement (the "Adjournment Proposal").

At the Special Meeting, 55,200,360 shares of the Company's common stock, representing approximately 76.25% of the total number of shares of the Company's common stock entitled to vote, were represented by person or by proxy, which constituted a quorum.
The final voting results for each item voted upon are set forth below.

Proposal One – Merger Agreement Proposal.  The Merger Agreement Proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
54,916,171	46,716	237,473

Proposal Two – The Compensation Proposal.  The Compensation Proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
52,368,883	2,481,684	349,793

Proposal Three – The Adjournment Proposal.  The Adjournment Proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
51,687,264	3,346,840	166,256

With respect to the Adjournment Proposal, although the vote was taken, no motion to adjourn was made because the Merger Agreement Proposal had passed.

Item 8.01.                          Other Events.
On February 23, 2016, the Company issued a press release announcing the results of its stockholders' vote at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit Number	Exhibit Description
99.1	Press release, dated February 23, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Dated:            February 23, 2016                                                                                                                                                          AIRGAS, INC.
                                                                                                (Registrant)
                                                                                                  /s/ Robert H. Young, Jr.

                                                                                                Robert H. Young, Jr.
                                                                                                             Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated February 23, 2016.